UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):   May 13, 2025

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number,
Commission File Number, IRS Employer Identification Number
ALLIANT ENERGY CORPORATION
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265
INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

(Former name or former address, if changed since last report.)
This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Alliant Energy Corporation, Common Stock, $0.01 Par Value	LNT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐

Item 8.01    Other Events.
On May 13, 2025, Interstate Power and Light Company (“IPL”), a subsidiary of Alliant Energy Corporation, entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which IPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $600 million aggregate principal amount of IPL’s 5.600% Senior Debentures due 2035 (the “Debentures”), in a public offering (the “Offering”). The Debentures are to be issued under an Indenture dated as of August 20, 2003, between IPL and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Indenture”), pursuant to an Officer’s Certificate provided pursuant to the Indenture setting forth the terms of the Debentures, dated as of May 19, 2025 (the “Certificate”). The Offering is expected to close, subject to standard closing conditions, on May 19, 2025.
The Debentures are registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-276062-01) that IPL filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2023 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Debentures that IPL filed with the SEC on May 15, 2025.
This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Debentures, and all such exhibits are hereby incorporated into the Registration Statement by reference. The Underwriting Agreement is filed as Exhibit 1.1 and the Certificate is filed as Exhibit 4.1 to this Form 8-K.
On May 13, 2025, IPL issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Perkins Coie LLP, counsel to IPL, has issued an opinion to IPL, dated May 19, 2025, regarding the legality of the Debentures upon issuance thereof, and Simmons Perrine Moyer Bergman PLC, Iowa counsel to IPL, has issued an opinion to IPL, dated May 19, 2025, regarding certain legal matters relating to Iowa law. The opinions are filed as Exhibit 5.1 and Exhibit 5.2, respectively, hereto.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 13, 2025, among Interstate Power and Light Company and the underwriters named therein.
4.1	Officer’s Certificate, dated May 19, 2025, creating the 5.600% Senior Debentures due 2035 of Interstate Power and Light Company.
5.1	Opinion of Perkins Coie LLP, dated May 19, 2025, with respect to the 5.600% Senior Debentures due 2035 of Interstate Power and Light Company.
5.2	Opinion of Simmons Perrine Moyer Bergman PLC, dated May 19, 2025, with respect to the 5.600% Senior Debentures due 2035 of Interstate Power and Light Company.
23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).
23.2	Consent of Simmons Perrine Moyer Bergman PLC (contained in Exhibit 5.2 hereto).
99.1	Press Release of Interstate Power and Light Company, dated May 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: May 19, 2025	By:	/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: May 19, 2025	By:	/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer